Exhibit 99.1
Viant Technology Announces Second
Quarter 2025 Financial Results

Revenue growth of 18% and gross profit growth of 17% year-over-year
Contribution ex-TAC growth of 16% and adjusted EBITDA growth of 18% year-over-year
Generated record CTV advertiser spend(1), accounting for approximately 45% of total ad spend

IRVINE, Calif., August 11, 2025 – Viant Technology Inc. (Nasdaq: DSP), a leader in AI-powered programmatic advertising, today reported financial results for its second quarter ended June 30, 2025.
"Viant delivered record second quarter results, with revenue, contribution ex-TAC and adjusted EBITDA each increasing by a strong double-digit rate year-over-year," said Tim Vanderhook, Co-Founder and CEO, Viant. "We continue to execute against our strategic priorities by further advancing our CTV Direct Access premium publisher program and expanding the presence and utilization of our industry-leading audience and content addressability solutions, Household ID and IRIS_ID. Additionally, we successfully launched the third phase of our ViantAI product suite, AI Measurement and Analysis, designed to revolutionize reporting with on-demand insights. Our innovative solutions are resonating across the marketplace, leading to unprecedented engagement with major U.S. advertisers."
Second Quarter 2025 Financial Highlights, year-over-year (in thousands, except percentages and per share data):

	2025	2024	Change (%)

	(NM = Not Meaningful)
GAAP
Revenue	$77,853	$65,866	18%
Gross profit	$35,883	$30,744	17%
Net income	$1,787	$1,488	20%
Net income as a percentage of gross profit	5%	5%	NM
Net income attributable to Viant Technology Inc.	$290	$55	427%
Earnings per share of Class A common stock—basic	$0.02	$0.00	NM
Earnings per share of Class A common stock—diluted	$0.02	$0.00	NM
Class A and Class B common shares outstanding (as of June 30)	62,948
Cash and cash equivalents (as of June 30)	$172,816

Non-GAAP(2)
Contribution ex-TAC	$48,372	$41,558	16%
Adjusted EBITDA	$11,283	$9,600	18%
Adjusted EBITDA as a percentage of contribution ex-TAC	23%	23%	NM
Non-GAAP net income	$8,012	$7,207	11%
Non-GAAP earnings per share of Class A common stock—basic	$0.10	$0.08	25%
Non-GAAP earnings per share of Class A common stock—diluted	$0.09	$0.08	13%
Recent Business Highlights:
•Generated record Connected TV ("CTV") ad spend in the second quarter with CTV accounting for approximately 45% of total ad spend on the platform.
•Launched the third phase of the ViantAI product suite, AI Measurement and Analysis, designed to revolutionize reporting with on-demand insights.
•Established a growth pipeline of over $250 million in potential annualized ad spend opportunities associated with major U.S. advertisers, a new addressable market for Viant.
•Purchased 3.8 million shares of Class A common stock from May 1, 2024 through August 8, 2025 for a total of $50.2 million, including $28.5 million year-to-date through August 8, 2025.

•Appointed ad-tech industry veteran, AI expert, and former TubeMogul co-founder and CEO, Brett Wilson, to the Viant board of directors as an independent director.
"We are pleased to deliver strong second quarter performance" stated Larry Madden, CFO of Viant. "We generated year-over-year revenue growth of 18%, contribution ex-TAC growth of 16%, and adjusted EBITDA growth of 18%. We are encouraged by a robust pipeline of new business opportunities, amongst major U.S. advertisers, who are increasingly recognizing the value of Viant's unique CTV offering, advanced addressability solutions and AI product suite."
For the third quarter 2025, the Company expects:
•Revenue in the range of $83.5 million to $86.5 million
•Contribution ex-TAC in the range of $51.0 million to $53.0 million
•Non-GAAP operating expenses in the range of $37.0 million to $38.0 million
•Adjusted EBITDA in the range of $14.0 million to $15.0 million
Contribution ex-TAC, non-GAAP operating expenses, adjusted EBITDA, adjusted EBITDA as a percentage of contribution ex-TAC, non-GAAP net income, and non-GAAP earnings (loss) per share of Class A common stock—basic and diluted are non-GAAP financial measures. These non-GAAP financial measures should be considered in addition to, but not as a substitute for, the information provided in accordance with U.S. generally accepted accounting principles ("GAAP"). Reconciliations of these non-GAAP financial measures to Viant’s financial results as determined in accordance with GAAP are included at the end of this press release under “Reconciliation of Non-GAAP Financial Measures.” For a description of these non-GAAP financial measures, including the reasons management uses each measure, please see “Non-GAAP Financial Measures” in this press release. We are not able to estimate gross profit, total operating expenses or net income (loss) on a forward-looking basis or reconcile the guidance provided for contribution ex-TAC, non-GAAP operating expenses, or adjusted EBITDA to the closest corresponding GAAP financial measures on a forward-looking basis without unreasonable efforts due to the variability and complexity with respect to the charges excluded from these non-GAAP financial measures; in particular, the impact of future traffic acquisition costs and other platform operations expenses, as well as the measures and effects of our stock-based compensation related to equity grants that are directly impacted by unpredictable fluctuations in our share price and the potential forfeitures of equity grants. We expect the variability of the above charges could have a significant and potentially unpredictable impact on our future GAAP financial results.
(1)We define advertiser spend ("ad spend") as the total amount billed to our customers for activity on our platform inclusive of the costs of advertising media, third-party data, other add-on features and our platform fee we charge customers.
(2)For a discussion on how we define, use and calculate these non-GAAP financial measures and a reconciliation thereof to the most directly comparable GAAP financial measures, see “Non-GAAP Financial Measures” and the supplementary schedules under “Reconciliation of Non-GAAP Financial Measures” in this press release.
Supplemental Financial and Other Information:
Supplemental financial and other information can be accessed through Viant’s Investor Relations website at investors.viantinc.com.
As of June 30, 2025, there were 16,251,978 shares of the Company's Class A common stock outstanding and 46,696,493 shares of the Company's Class B common stock outstanding. For more information, please refer to our Quarterly Report on Form 10-Q expected to be filed with the Securities and Exchange Commission ("SEC") on August 11, 2025.

Conference Call and Webcast Details:
Viant will host a conference call and webcast to discuss its financial results on Monday, August 11, 2025 at 2:00 p.m. Pacific Time (5:00 p.m. Eastern Time). A live webcast of the call can be accessed from Viant’s Investor Relations website. An archived version of the webcast will be available from the same website after the call. Viant Technology has used, and intends to continue to use, the “Investor Relations” section of its website at investors.viantinc.com, its LinkedIn account, the LinkedIn account of its Chief Executive Officer, Tim Vanderhook, the LinkedIn account of its Chief Operating Officer, Chris Vanderhook, its X (formerly known as Twitter) account (@viant_tech), and Chris Vanderhook's X account (@cvanderhook) to post information that may be important to investors. Investors and potential investors are encouraged to consult Viant Technology’s website and the foregoing LinkedIn and X accounts regularly for important information.

About Viant
Viant Technology Inc. (NASDAQ: DSP) is a leader in AI-powered programmatic advertising, dedicated to driving innovation in digital marketing. Viant’s omnichannel platform built for connected TV allows marketers to plan, execute and measure their campaigns with unmatched precision and efficiency. With the launch of ViantAI, Viant is building the future of fully autonomous advertising solutions, empowering advertisers to achieve their boldest goals. Viant was recently awarded Best Demand-Side Platform by MarTech Breakthrough, Great Place to Work® certification and received the Business Intelligence Group’s AI Excellence Award. Learn more at viantinc.com.

Forward-Looking Statements
This press release contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995.
Forward-looking statements include, without limitation, any statement that may predict, forecast, indicate or imply future results, performance or achievements, and may contain words such as “guidance,” “believe,” “expect,” “estimate,” “project,” “plan,” “will,” or words or phrases with similar meaning.
Forward-looking statements should not be read as a guarantee of future performance or results and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved, if at all. Forward-looking statements contained in this press release relate to, among other things, Viant’s projected financial performance and operating results, including our guidance for revenue, contribution ex-TAC, non-GAAP operating expenses, and adjusted EBITDA, as well as statements regarding Viant’s growth prospects and drivers, strategic priorities, new business pipeline, impacts from the ViantAI product suite and other offerings and repurchases of stock under the stock repurchase program. Forward-looking statements are based on current expectations, forecasts and assumptions that involve risks and uncertainties, including, but not limited to, the market for programmatic advertising may develop slower or differently than Viant’s expectations, the demands and expectations of customers, the ability to attract and retain customers, the impact of information and data privacy trends and regulations on our business and competitors and other economic, competitive, governmental and technological factors outside of our control, that may cause our business, strategy or actual results to differ materially from the forward-looking statements. Investors are referred to our filings with the SEC, including our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 and subsequent Quarterly Reports on Form 10-Q, for additional information regarding the risks and uncertainties that may cause actual results to differ materially from those expressed in any forward-looking statement. We do not intend and undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by applicable law.
Media Contact:
Marielle Lyon
press@viantinc.com
Investor Contact:
Nick Zangler
investors@viantinc.com

VIANT TECHNOLOGY INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited; in thousands, except per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024
Revenue	$77,853	$65,866	$148,495	$119,259
Operating expenses(1):
Platform operations	41,970	35,122	82,050	65,002
Sales and marketing	15,484	13,088	29,713	25,987
Technology and development	7,691	5,815	14,602	11,047
General and administrative	12,696	12,612	26,977	23,686
Total operating expenses	77,841	66,637	153,342	125,722
Income (loss) from operations	12	(771)	(4,847)	(6,463)
Other expense (income), net:
Interest income, net	(1,484)	(2,359)	(3,208)	(4,740)
Other expense, net	—	1	325	3
Total other expense (income), net	(1,484)	(2,358)	(2,883)	(4,737)
Income (loss) before income taxes	1,496	1,587	(1,964)	(1,726)
Provision for (benefit from) income taxes	(291)	99	(444)	—
Net income (loss)	1,787	1,488	(1,520)	(1,726)
Less: Net income (loss) attributable to noncontrolling interests	1,497	1,433	(620)	(834)
Net income (loss) attributable to Viant Technology Inc.	$290	$55	$(900)	$(892)
Earnings (loss) per share of Class A common stock:
Basic	$0.02	$0.00	$(0.06)	$(0.05)
Diluted	$0.02	$0.00	$(0.06)	$(0.05)
Weighted-average shares of Class A common stock outstanding:
Basic	15,996	16,480	16,216	16,214
Diluted	19,903	19,235	16,216	16,214
(1) Stock-based compensation and depreciation and amortization included in operating expenses are as follows (in thousands):

	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024
Stock-based compensation:
Platform operations	$998	$554	$1,890	$960
Sales and marketing	1,819	1,139	3,319	1,894
Technology and development	1,037	651	1,795	1,151
General and administrative	2,489	3,193	4,978	5,972
Total stock-based compensation	$6,343	$5,537	$11,982	$9,977

	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024
Depreciation and amortization:
Platform operations	$3,674	$3,531	$7,246	$7,057
Sales and marketing	79	—	153	—
Technology and development	717	440	1,307	871
General and administrative	89	196	177	385
Total depreciation and amortization	$4,559	$4,167	$8,883	$8,313

VIANT TECHNOLOGY INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(unaudited; in thousands, except share and per share data)

	As of June 30,	As of December 31,
	2025	2024
Assets
Current assets:
Cash and cash equivalents	$172,816	$205,048
Accounts receivable, net of allowances	135,338	146,951
Prepaid expenses and other current assets	7,596	10,490
Total current assets	315,750	362,489
Property, equipment, and software, net	33,945	31,482
Operating lease assets, net	21,512	23,663
Intangible assets, net	3,256	3,048
Goodwill	19,190	19,190
Other assets	4,319	932
Total assets	$397,972	$440,804
Liabilities and stockholders’ equity
Liabilities
Current liabilities:
Accounts payable	$66,968	$71,320
Accrued liabilities	38,362	47,352
Accrued compensation	10,095	11,513
Deferred revenue	586	581
Current portion of operating lease liabilities	4,725	4,730
Other current liabilities	2,643	9,955
Total current liabilities	123,379	145,451
Long-term debt	—	—
Long-term portion of operating lease liabilities	18,990	21,278
Total liabilities	142,369	166,729
Commitments and contingencies
Stockholders’ equity
Preferred stock, $0.001 par value	—	—
Authorized shares — 10,000,000
Issued and outstanding — none
Class A common stock, $0.001 par value	18	18
Authorized shares — 450,000,000
Issued — 18,233,793 and 17,933,825
Outstanding — 16,251,978 and 16,368,452
Class B common stock, $0.001 par value	47	47
Authorized shares — 150,000,000
Issued and outstanding — 46,696,493 and 46,753,841
Additional paid-in capital	129,306	125,386
Accumulated deficit	(75,767)	(50,566)
Treasury stock, at cost; 1,981,815 and 1,565,373 shares held	(26,127)	(21,046)
Total stockholders’ equity attributable to Viant Technology Inc.	27,477	53,839
Noncontrolling interests	228,126	220,236
Total equity	255,603	274,075
Total liabilities and stockholders’ equity	$397,972	$440,804

VIANT TECHNOLOGY INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(unaudited; in thousands)

	Six Months Ended June 30,
	2025	2024
Cash flows from operating activities:
Net loss	$(1,520)	$(1,726)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	8,883	8,313
Stock-based compensation	11,982	9,977
Provision for doubtful accounts	419	(32)
Loss on disposal of assets	—	9
Noncash lease expense	2,101	1,944
Changes in operating assets and liabilities:
Accounts receivable	11,194	(5,417)
Prepaid expenses and other assets	3,008	(2,466)
Accounts payable	(4,413)	15,608
Accrued liabilities	(8,887)	(3,139)
Accrued compensation	(2,152)	(2,495)
Deferred revenue	5	(108)
Operating lease liabilities	(2,243)	(1,862)
Other liabilities	(1,895)	(399)
Net cash provided by operating activities	16,482	18,207
Cash flows from investing activities:
Purchases of property and equipment	(599)	(1,484)
Capitalized software development costs	(7,923)	(7,274)
Cash paid for acquisitions	(544)	—
Cash paid for investments	(3,500)	—
Net cash used in investing activities	(12,566)	(8,758)
Cash flows from financing activities:
Repurchase of stock related to tax withholdings on vested equity awards	(3,232)	(7,299)
Repurchase of stock related to the stock repurchase program	(28,117)	(5,267)
Payment of member tax distributions	(6,620)	(5,170)
Proceeds from the exercise of stock options	1,821	1,607
Payment of offering costs	—	(34)
Net cash used in financing activities	(36,148)	(16,163)
Net decrease in cash and cash equivalents	(32,232)	(6,714)
Cash and cash equivalents at beginning of period	205,048	216,458
Cash and cash equivalents at end of period	$172,816	$209,744

Non-GAAP Financial Measures
To provide investors and others with additional information regarding Viant’s results, we have included in this press release the following financial measures that are not calculated in accordance with GAAP: contribution ex-TAC, non-GAAP operating expenses, adjusted EBITDA, adjusted EBITDA as a percentage of contribution ex-TAC, non-GAAP net income (loss) and non-GAAP earnings (loss) per share of Class A common stock—basic and diluted. The Company’s management believes that this information can assist investors in evaluating the Company’s operational trends, financial performance, and cash generating capacity. Management believes these non-GAAP financial measures allow investors to evaluate the Company’s financial performance using some of the same measures as management.
Contribution ex-TAC is a non-GAAP financial measure. Gross profit is the most comparable GAAP financial measure, which is calculated as revenue less platform operations expense. In calculating contribution ex-TAC, we add back other platform operations expense to gross profit. Contribution ex-TAC is a key profitability measure used by our management and board of directors to understand and evaluate our operating performance and trends, develop short- and long-term operational plans and make strategic decisions regarding the allocation of capital. “Traffic acquisition costs” or “TAC” represents amounts incurred and payable to suppliers for the cost of advertising media, third-party data and other add-on features related to our fixed CPM pricing option and certain arrangements related to our percentage of spend pricing option. In particular, we believe that contribution ex-TAC can provide a measure of period-to-period comparisons for all pricing options within our business. Accordingly, we believe that this measure provides information to investors and the market in understanding and evaluating our operating results in the same manner as our management and board of directors.
Non-GAAP operating expenses is a non-GAAP financial measure. Total operating expenses is the most comparable GAAP financial measure. Non-GAAP operating expenses is defined by us as total operating expenses plus other expense (income), net, less TAC, stock-based compensation, depreciation, amortization, and certain other items that are not related to our core operations, such as restructuring and other charges, transaction expense, and Tax Receivable Agreement ("TRA") remeasurement expense. Non-GAAP operating expenses is a key component in calculating adjusted EBITDA, which is one of the measures we use to provide our business outlook to the investment community. Additionally, non-GAAP operating expenses is used by our management and board of directors to understand and evaluate our operating performance and trends, to prepare and approve our annual budget and to develop short- and long-term operational plans. We believe that the elimination of TAC, stock-based compensation, depreciation, amortization and certain other items not related to our core operations provides another measure for period-to-period comparisons of our business, provides additional insight into our core controllable costs, and is a useful metric for investors because it allows them to evaluate our operational performance in the same manner as our management and board of directors.
Adjusted EBITDA is a non-GAAP financial measure defined by us as net income (loss) before interest expense (income), net, income tax benefit (expense), depreciation, amortization, stock-based compensation and certain other items that are not related to our core operations, such as restructuring and other charges, transaction expense, and TRA remeasurement expense. Net income (loss) is the most comparable GAAP financial measure. Adjusted EBITDA as a percentage of contribution ex-TAC is a non-GAAP financial measure we calculate by dividing adjusted EBITDA by contribution ex-TAC for the period or periods presented. Net income (loss) as a percentage of gross profit is the most comparable GAAP financial measure.
Adjusted EBITDA and adjusted EBITDA as a percentage of contribution ex-TAC are used by our management and board of directors to understand and evaluate our core operating performance and trends, to prepare and approve our annual budget and to develop short- and long-term operational plans. In particular, we believe that the exclusion of the amounts eliminated in calculating adjusted EBITDA can provide a measure for period-to-period comparisons of our business. Adjusted EBITDA as a percentage of contribution ex-TAC, a non-GAAP financial measure, is used by our management and board of directors to evaluate adjusted EBITDA relative to our profitability after costs that are directly variable to revenues, which comprise TAC. Accordingly, we believe that adjusted EBITDA and adjusted EBITDA as a percentage of contribution ex-TAC provide information to investors and the market in understanding and evaluating our operating results in the same manner as our management and board of directors.
Non-GAAP net income (loss) is a non-GAAP financial measure defined by us as net income (loss) adjusted to eliminate the impact of stock-based compensation and certain other items that are not related to our core operations, such as restructuring and other charges, transaction expense, and TRA remeasurement expense, as well as the income tax effect of these adjustments. Net income (loss) is the most comparable GAAP financial measure. Non-GAAP net income (loss) is a key measure used by our management and board of directors to evaluate operating performance, generate future operating plans and make strategic decisions regarding the allocation of capital. In particular, we believe that the elimination of stock-based compensation and certain other items that are not related to our core operations provides measures for period-to-period comparisons of our business and additional insight into our core controllable costs. Accordingly, we believe that non-GAAP net income (loss) provides information to investors and the market generally in understanding and evaluating our results of operations in the same manner as our management and board of directors.
Non-GAAP earnings (loss) per share of Class A common stock—basic and diluted is a non-GAAP financial measure defined by us as earnings (loss) per share of Class A common stock—basic and diluted, adjusted to eliminate the impact of stock-based compensation and certain other items that are not related to our core operations, such as restructuring and other charges, transaction expense, and TRA remeasurement expense, as well as the income tax effect of these adjustments. Earnings (loss) per share of Class A common stock—basic and diluted is the most comparable GAAP financial measure. Non-GAAP earnings (loss) per share of Class A common stock—basic and diluted is used by our management and board of directors to evaluate operating performance, generate future operating plans and make strategic decisions regarding the allocation of capital. In particular, we believe that the elimination of stock-based compensation and certain other items that are not related to our core operations provides measures for period-to-period comparisons of our business and provides additional insight into our core controllable costs. Accordingly, we believe that non-GAAP earnings (loss) per share of Class A common stock—basic and diluted provides information to investors and the market generally that aids in the understanding and evaluation of our results of operations in the same manner as our management and board of directors.
Basic non-GAAP earnings (loss) per share of Class A common stock is calculated by dividing the non-GAAP net income (loss) attributable to Class A common stockholders by the number of weighted-average shares of Class A common stock outstanding. Shares of our Class B common stock do not share in our earnings or losses and are therefore not participating securities. As such, separate presentation of basic and diluted non-GAAP earnings (loss) of Class B common stock under the two-class method has not been presented.
Diluted non-GAAP earnings (loss) per share of Class A common stock adjusts the basic non-GAAP earnings (loss) per share for the potential dilutive impact of shares of Class A common stock such as equity awards using the treasury-stock method and Class B common stock using the if-converted method. Diluted non-GAAP earnings (loss) per share of Class A common stock considers the impact of potentially dilutive securities except in periods in which there is a loss because the inclusion of the potential common shares would have an anti-dilutive effect. Shares of our Class B common stock, restricted stock units ("RSUs") and nonqualified stock options ("NQSOs") are considered potentially dilutive shares of Class A common stock. For the three months ended June 30, 2025, Class B common stock has been excluded from the computation of diluted earnings (loss) per share of Class A common stock because the effect would have been anti-dilutive under the if-converted method. For the three months ended June 30, 2024, Class B common stock has been excluded from the computation of diluted earnings (loss) per share of Class A common stock because the effect would have been anti-dilutive under the if-converted method.
These non-GAAP financial measures should be considered in addition to, not as a substitute for or in isolation from, the Company’s financial information calculated in accordance with GAAP and should not be considered measures of the Company’s liquidity. Further, these non-GAAP financial measures as defined by the Company may not be comparable to similar non-GAAP financial measures presented by other companies, including peer companies, and therefore comparability may be limited. The presentation of such measures, which may include adjustments to exclude unusual or non-recurring items, should not be construed as an inference that the Company’s future results, cash flows or leverage will be unaffected by other unusual or non-recurring items. Management encourages investors and others to review Viant’s financial information in its entirety and not rely on a single financial measure.
Reconciliation of Non-GAAP Financial Measures
The following tables show the reconciliations of the Company’s non-GAAP financial measures contained in this press release to the most directly comparable GAAP financial measures.
The following table presents the calculation of gross profit and the reconciliation of gross profit to contribution ex-TAC for the periods presented (unaudited; in thousands):

	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024
Revenue	$77,853	$65,866	$148,495	$119,259
Less: Platform operations	(41,970)	(35,122)	(82,050)	(65,002)
Gross profit	35,883	30,744	66,445	54,257
Add: Other platform operations	12,489	10,814	24,657	21,422
Contribution ex-TAC	$48,372	$41,558	$91,102	$75,679
The following table presents a reconciliation of total operating expenses to non-GAAP operating expenses for the periods presented (unaudited; in thousands):

	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024
Operating expenses:
Platform operations	$41,970	$35,122	$82,050	$65,002
Sales and marketing	15,484	13,088	29,713	25,987
Technology and development	7,691	5,815	14,602	11,047
General and administrative	12,696	12,612	26,977	23,686
Total operating expenses	77,841	66,637	153,342	125,722
Add:
Other expense, net	—	1	325	3
Less:
Traffic acquisition costs	(29,481)	(24,308)	(57,393)	(43,580)
Stock-based compensation	(6,343)	(5,537)	(11,982)	(9,977)
Depreciation and amortization	(4,559)	(4,167)	(8,883)	(8,313)
Restructuring and other(1)	—	(284)	—	(467)
Transaction expense(2)	(369)	(384)	(667)	(384)
TRA remeasurement expense(3)	—	—	(325)	—
Non-GAAP operating expenses	$37,089	$31,958	$74,417	$63,004
(1)Restructuring and other includes severance and other charges related to aligning our workforce with our strategic performance goals for the three and six months ended June 30, 2024.
(2)Transaction expense consists of costs incurred related to our contemplated and completed acquisitions for the three and six months ended June 30, 2025 and costs incurred for the Company's filing of a "shelf" registration statement on Form S-3 for the three and six months ended June 30, 2024.
(3)TRA remeasurement expense reflects the remeasurement of the TRA liability for the six months ended June 30, 2025.

The following table presents a reconciliation of net income (loss) to adjusted EBITDA for the periods presented (unaudited; in thousands):

	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024
Net income (loss)	$1,787	$1,488	$(1,520)	$(1,726)
Add back (less):
Interest income, net	(1,484)	(2,359)	(3,208)	(4,740)
Provision for (benefit from) income taxes	(291)	99	(444)	—
Depreciation and amortization	4,559	4,167	8,883	8,313
Stock-based compensation	6,343	5,537	11,982	9,977
Restructuring and other(1)	—	284	—	467
Transaction expense(2)	369	384	667	384
TRA remeasurement expense(3)	—	—	325	—
Adjusted EBITDA	$11,283	$9,600	$16,685	$12,675
(1)Restructuring and other includes severance and other charges related to aligning our workforce with our strategic performance goals for the three and six months ended June 30, 2024.
(2)Transaction expense consists of costs incurred related to our contemplated and completed acquisitions for the three and six months ended June 30, 2025 and costs incurred for the Company's filing of a "shelf" registration statement on Form S-3 for the three and six months ended June 30, 2024.
(3)TRA remeasurement expense reflects the remeasurement of the TRA liability for the six months ended June 30, 2025.
The following table presents the calculation of net income (loss) as a percentage of gross profit and the calculation of adjusted EBITDA as a percentage of contribution ex-TAC for the periods presented (unaudited; in thousands, except percentages):

	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024
Gross profit	$35,883	$30,744	$66,445	$54,257
Net income (loss)	$1,787	$1,488	$(1,520)	$(1,726)
Net income (loss) as a percentage of gross profit	5%	5%	(2)%	(3)%
Contribution ex-TAC	$48,372	$41,558	$91,102	$75,679
Adjusted EBITDA	$11,283	$9,600	$16,685	$12,675
Adjusted EBITDA as a percentage of contribution ex-TAC	23%	23%	18%	17%
The following table presents a reconciliation of net income (loss) to non-GAAP net income (loss) for the periods presented (unaudited; in thousands):

	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024
Net income (loss)	$1,787	$1,488	$(1,520)	$(1,726)
Add back (less):
Stock-based compensation	6,343	5,537	11,982	9,977
Restructuring and other(1)	—	284	—	467
Transaction expense(2)	369	384	667	384
TRA remeasurement expense(3)	—	—	325	—
Income tax benefit (expense) related to Viant Technology Inc.’s share of non-GAAP pre-tax income (loss)(4)	(487)	(486)	(653)	(547)
Non-GAAP net income	$8,012	$7,207	$10,801	$8,555
(1)Restructuring and other includes severance and other charges related to aligning our workforce with our strategic performance goals for the three and six months ended June 30, 2024.
(2)Transaction expense consists of costs incurred related to our contemplated and completed acquisitions for the three and six months ended June 30, 2025 and costs incurred for the Company's filing of a "shelf" registration statement on Form S-3 for the three and six months ended June 30, 2024.
(3)TRA remeasurement expense reflects the remeasurement of the TRA liability for the six months ended June 30, 2025.
(4)The estimated income tax effect of our share of income (loss) after non-GAAP reconciling items for the three and six months ended June 30, 2025 and 2024 is calculated using assumed blended tax rates of 27% and 26%, respectively, which represent our expected corporate tax rate, excluding discrete and non-recurring tax items.

The following table presents a reconciliation of earnings (loss) per share of Class A common stock—basic and diluted to non-GAAP earnings (loss) per share of Class A common stock—basic and diluted for the periods presented (unaudited; in thousands, except per share data):

	Three Months Ended June 30, 2025			Three Months Ended June 30, 2024
	Earnings (Loss) per Share	Adjustments	Non-GAAP Earnings (Loss) per Share	Earnings (Loss) per Share	Adjustments	Non-GAAP Earnings (Loss) per Share
Numerator
Net income	$1,787	$—	$1,787	$1,488	$—	$1,488
Adjustments:
Add back: Stock-based compensation	—	6,343	6,343	—	5,537	5,537
Add back: Restructuring and other(1)	—	—	—	—	284	284
Add back: Transaction expense(2)	—	369	369	—	384	384
Income tax benefit (expense) related to Viant Technology Inc.'s share of non-GAAP pre-tax income (loss)(3)	—	(487)	(487)	—	(486)	(486)
Non-GAAP net income	1,787	6,225	8,012	1,488	5,719	7,207
Less: Net income attributable to noncontrolling interests(4)	1,497	4,910	6,407	1,433	4,509	5,942
Net income attributable to Viant Technology Inc.—basic	$290	$1,315	$1,605	$55	$1,210	$1,265
Add back: Reallocation of net income (loss) attributable to noncontrolling interest from the assumed exchange of RSUs and NQSOs for Class A common stock	90	287	377	—	247	247
Income tax benefit (expense) from the assumed exchange of dilutive securities for Class A common stock	(24)	(77)	(101)	—	(65)	(65)
Net income attributable to Viant Technology Inc.—diluted	$356	$1,525	$1,881	$55	$1,392	$1,447
Denominator
Weighted-average shares of Class A common stock outstanding —basic	15,996		15,996	16,480		16,480
Effect of dilutive securities:
RSUs	1,497		1,497	1,301		1,301
NQSOs	2,410		2,410	1,454		1,454
Weighted-average shares of Class A common stock outstanding —diluted	19,903		19,903	19,235		19,235

Earnings (loss) per share of Class A common stock—basic	$0.02		$0.10	$0.00		$0.08
Earnings (loss) per share of Class A common stock—diluted	$0.02		$0.09	$0.00		$0.08

Anti-dilutive shares excluded from earnings (loss) per share of Class A common stock—diluted:
RSUs	—		—	—		—
NQSOs	—		—	—		—
Shares of Class B common stock	46,696		46,696	46,985		46,985
Total shares excluded from earnings (loss) per share of Class A common stock—diluted	46,696		46,696	46,985		46,985

(1)Restructuring and other includes severance and other charges related to aligning our workforce with our strategic performance goals for the three months ended June 30, 2024.
(2)Transaction expense consists of costs incurred related to our contemplated and completed acquisitions for the three months ended June 30, 2025 and costs incurred for the Company's filing of a "shelf" registration statement on Form S-3 for the three months ended June 30, 2024.
(3)The estimated income tax effect of our share of income (loss) after non-GAAP reconciling items for the three months ended June 30, 2025 and 2024 is calculated using assumed blended tax rates of 27% and 26%, respectively, which represent our expected corporate tax rate, excluding discrete and non-recurring tax items.
(4)The adjustment to net income (loss) attributable to noncontrolling interests represents stock-based compensation, restructuring and other charges and transaction expense attributed to the noncontrolling interests outstanding during the period.

	Six Months Ended June 30, 2025			Six Months Ended June 30, 2024
	Earnings (Loss) per Share	Adjustments	Non-GAAP Earnings (Loss) per Share	Earnings (Loss) per Share	Adjustments	Non-GAAP Earnings (Loss) per Share
Numerator
Net loss	$(1,520)	$—	$(1,520)	$(1,726)	$—	$(1,726)
Adjustments:
Add back: Stock-based compensation	—	11,982	11,982	—	9,977	9,977
Add back: Restructuring and other(1)	—	—	—	—	467	467
Add back: Transaction expense(2)	—	667	667	—	384	384
Add back: TRA remeasurement expense(3)	—	325	325	—	—	—
Income tax benefit (expense) related to Viant Technology Inc.'s share of non-GAAP pre-tax income (loss)(4)	—	(653)	(653)	—	(547)	(547)
Non-GAAP net income (loss)	(1,520)	12,321	10,801	(1,726)	10,281	8,555
Less: Net income (loss) attributable to noncontrolling interests(5)	(620)	9,215	8,595	(834)	7,857	7,023
Net income (loss) attributable to Viant Technology Inc.—basic	$(900)	$3,106	$2,206	$(892)	$2,424	$1,532
Add back: Reallocation of net income (loss) attributable to noncontrolling interest from the assumed exchange of RSUs and NQSOs for Class A common stock	—	495	495	—	311	311
Income tax benefit (expense) from the assumed exchange of dilutive securities for Class A common stock	—	(134)	(134)	—	(82)	(82)
Net income (loss) attributable to Viant Technology Inc.—diluted	$(900)	$3,467	$2,567	$(892)	$2,653	$1,761
Denominator
Weighted-average shares of Class A common stock outstanding —basic	16,216		16,216	16,214		16,214
Effect of dilutive securities:
RSUs	—		2,222	—		1,732
NQSOs	—		2,749	—		1,252
Weighted-average shares of Class A common stock outstanding —diluted	16,216		21,187	16,214		19,198

Earnings (loss) per share of Class A common stock—basic	$(0.06)		$0.14	$(0.05)		$0.09
Earnings (loss) per share of Class A common stock—diluted	$(0.06)		$0.12	$(0.05)		$0.09

Anti-dilutive shares excluded from earnings (loss) per share of Class A common stock—diluted:
RSUs	5,058		—	4,418		—
NQSOs	4,769		—	5,840		—
Shares of Class B common stock	46,696		46,696	46,985		46,985
Total shares excluded from earnings (loss) per share of Class A common stock—diluted	56,523		46,696	57,243		46,985

(1)Restructuring and other includes severance and other charges related to aligning our workforce with our strategic performance goals for the six months ended June 30, 2024.
(2)Transaction expense consists of costs incurred related to our contemplated and completed acquisitions for the six months ended June 30, 2025 and costs incurred for the Company's filing of a "shelf" registration statement on Form S-3 for the six months ended June 30, 2024.
(3)TRA remeasurement expense reflects the remeasurement of the TRA liability for the six months ended June 30, 2025.
(4)The estimated income tax effect of our share of income (loss) after non-GAAP reconciling items for the six months ended June 30, 2025 and 2024 is calculated using assumed blended tax rates of 27% and 26%, respectively, which represent our expected corporate tax rate, excluding discrete and non-recurring tax items.
(5)The adjustment to net income (loss) attributable to noncontrolling interests represents stock-based compensation, restructuring and other charges, and transaction expense attributed to the noncontrolling interests outstanding during the period.